Net Loss Per Share	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Earnings Per Share [Abstract]
Net Loss Per Share

NOTE 4- NET LOSS PER SHARE:

Basic and diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share excludes potential share issuances of common stock upon the exercise of share options, warrants, and restricted stocks as the effect is anti-dilutive.

The total number of shares of common stock related to outstanding options, warrants, restricted stock, restricted stock units and Series C Preferred Stock excluded from the calculations of diluted loss per share were 31,378,762 for the nine and three month period ended September 30, 2020.

The total number of shares of common stock related to outstanding options, warrants, restricted stock, Series C Preferred Stock excluded from the calculations of diluted loss per share were 5,001,451 for the nine and three month period ended September 30, 2019.

NOTE 6 - NET LOSS PER SHARE:

Set forth below is data taken into account in the computation of loss per share:

	December 31,
	2019	2018
	($ in thousands expect share and share data)

Net Loss	$(10,040)	$(7,240)

Adjustments due to extinguishment and accretion of series D and series C preferred shares		(456)
Adjusted Loss	$(10,040)	$(7,696)
Weighted average of Ordinary Shares and Pre-Funded
Warrants outstanding during the period	2,089,964	461,539
Basic and diluted loss per share (dollars)	$(4.80)	$(16.67)

The total number of shares of common stock related to outstanding options, warrants, restricted stock, restricted stock units, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and placement agent units excluded from the calculations of diluted loss per share were 4,707,230 and 880,913 for the years ended December 31, 2019 and 2018, respectively.